UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 13, 2022

THE PROGRESSIVE CORPORATION
(Exact name of registrant as specified in its charter)

Ohio			001-09518	34-0963169
(State or other jurisdiction of incorporation)			(Commission File Number)	(IRS Employer Identification No.)

6300 Wilson Mills Road,	Mayfield Village,	Ohio		44143
(Address of principal executive offices)				(Zip Code)

Registrant’s telephone number, including area code (440) 461-5000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 Par Value	PGR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a) At the Annual Meeting of Shareholders held on May 13, 2022, 507,745,976 common shares were represented in person or by proxy.

(b) At the Annual Meeting, shareholders took the following actions:

•Proposal One - Shareholders elected each of the twelve directors named below. The votes cast with respect to each director were as follows:

Director	Term Expires	For	Against	Abstain	Broker Non-Votes
Philip Bleser	2023	471,110,103	5,551,524	505,222	30,579,127
Stuart B. Burgdoerfer	2023	454,769,249	21,929,748	467,852	30,579,127
Pamela J. Craig	2023	469,908,468	6,856,911	401,470	30,579,127
Charles A. Davis	2023	465,829,649	10,915,670	421,530	30,579,127
Roger N. Farah	2023	445,392,018	31,311,437	463,394	30,579,127
Lawton W. Fitt	2023	418,217,995	57,117,122	1,831,732	30,579,127
Susan Patricia Griffith	2023	473,156,099	3,632,321	378,429	30,579,127
Devin C. Johnson	2023	475,401,479	939,889	825,481	30,579,127
Jeffrey D. Kelly	2023	470,757,597	5,591,740	817,512	30,579,127
Barbara R. Snyder	2023	472,847,198	2,721,145	1,598,506	30,579,127
Jan E. Tighe	2023	471,345,839	4,207,199	1,613,811	30,579,127
Kahina Van Dyke	2023	473,432,954	2,130,551	1,603,344	30,579,127

•Proposal Two - Approved The Progressive Corporation Amended and Restated 2017 Directors Equity Incentive Plan. This proposal received 462,536,749 affirmative votes and 12,941,689 negative votes. There were 1,688,411 abstentions and 30,579,127 broker non-votes with respect to this proposal.

•Proposal Three - Cast an advisory vote approving our executive compensation program. This proposal received 445,597,431 affirmative votes and 28,761,540 negative votes. There were 2,807,878 abstentions and 30,579,127 broker non-votes with respect to this proposal.

•Proposal Four - Ratified the appointment of PricewaterhouseCoopers LLP as The Progressive Corporation's independent registered public accounting firm for 2022. This proposal received 476,098,256 affirmative votes and 25,600,829 negative votes. There were 6,046,891 abstentions and no broker non-votes with respect to this proposal.

Item 8.01 Other Events.

On May 13, 2022, the shareholders of The Progressive Corporation (the “Company”) approved the Amended and Restated 2017 Directors Equity Incentive Plan (the “Amended Plan”) at the Company’s Annual Meeting of Shareholders. A description of the material terms of the Amended Plan is contained under the heading “Item 2: Approve The Progressive Corporation Amended And Restated 2017 Directors Equity Incentive Plan” in the Company’s definitive proxy statement for the 2022 Annual Meeting of Shareholders filed with the Securities and Exchange Commission on March 28, 2022 and is incorporated herein by reference. Such description is qualified in its entirety by reference to the text of the Amended Plan, a copy of which is filed as Exhibit 10 to this Current Report and is incorporated herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

See exhibit index on page 5.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 16, 2022
                            THE PROGRESSIVE CORPORATION

                            By: /s/ Mariann Wojtkun Marshall
                            Name: Mariann Wojtkun Marshall
                        Title: Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No. Under Reg. S-K Item 601	Form 8-K Exhibit No.	Description
10	10	The Progressive Corporation Amended and Restated 2017 Directors Equity Incentive Plan.
104	104	Cover Page Interactive Data File (the cover page tags are embedded within the Inline XBRL document).